Securities Act File No.  33-96334
Investment Company Act File No.  811-09088

Securities And Exchange Commission
Washington, DC 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No.  5

TEXAS CAPITAL VALUE FUNDS, INC
(Exact Name of Registrant as Specified in Charter)

1600 West 38th Street, Suite 412
Austin, TX  78731
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code:
(512)458-8166

Thomas Roberts
The Company Corporation, Inc.
17521 Shenandoah Court
Ashton, Maryland  20861

(Name and Address of Agent for Service)

____________________________________

It is proposed that this filing will become effective:

Immediately upon filing pursuant to paragraph (b) 	|_|

On ____ pursuant to paragraph (b)        		      |_|

60 Days after filing pursuant to paragraph (a)(1) 	|x|

On (date) pursuant to paragraph (a) of rule 485	      |_|

Pursuant to Rule 24f-2 under the Investment Company Act of 1940,
Registrant has registered an indefinite number of shares of beneficial interest, par value of $.0001 per share, under the 1933 Securities Act. Registrant paid $7083 on November 26, 1997 for shares issued in the previous fiscal year.

CROSS REFERENCE SHEET
(as required by Rule 495)


N-1A Item No.					      Location

Part A
Item 1.  Cover Page				      Cover Page
Item 2.  Synopsis					      Fund Expenses
Item 3.  Condensed Financial Information		Financial Highlights
Item 4.  General Description of the Registrant	General Description of
the Fund
Item 5.  Management of the Fund			Management of the Fund
Item 6.  Capital Stock and Other Securities	The Company
Item 7.  Purchase of Securities Being Offered	How to Purchase Shares
Item 8.  Redemption or Repurchase			How to Redeem Shares in
the Fund
Item 9.  Pending Legal Proceedings		      Auditors & Litigation

Part B  Information Required in a Statement of Additional Information

Item 10.  Cover Page				      Cover Page
Item 11.  Table of Contents			      Table of Contents
Item 12.   General Information and History	Not Applicable
Item 13.  Investment Objectives and Policies	Investment Objectives &
Policies
Item 14.  Management of the Fund			Directors & Officers
Item 15.  Control Persons				Principal Holders of
Securities
               and Principal Holders of Securities
Item 16.  Investment Advisory and Other ServicesInvestment Advisor
Item 17.  Brokerage Allocation			Portfolio Transactions
& Brokerage
Item 18.  Capital Stock and Other Securities	Capital Structure
Item 19.  Purchase, Redemption, Pricing		Net Asset Value, How to
Redeem Shares
Item 20.  Tax Status				      Tax Status
Item 21.  Underwriters				      Distribution of the
Fund
Item 22.  Calculation of Performance Data		Performance Information
Item 23.  Financial Statements			Annual Report

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration
Statement

1600 W. 38th Street, Suite 412
Austin, Texas 78731

Existing Accounts: 800-628-4077
New Accounts & Information:    888-839-4769
or    512-302-6099


Value & Growth Portfolio
Growth & Income Portfolio



Prospectus                           November 30, 1997

This prospectus sets forth concisely the information about the Value & Growth Portfolio, and the Growth & Income
Portfolio (each individually a "Fund", or collectively, the "Funds") that a prospective investor should know before investing. Each Fund is a non-diversified, open-end investment series of the Texas Capital Value Funds, Inc.
(the "Company") commonly known as a "mutual fund." This prospectus should be read and retained for future reference.

If you require more detailed information, a Statement of
Additional Information, dated    November 30, 1997
which has been filed with the Securities and Exchange
Commission and incorporated by reference into this Prospectus, may be obtained without charge by writing the above address or calling 1-800-880-0324.

This Prospectus is not a solicitation by the Company or any Fund for the sale of shares in any state in which the offering is not authorized. No person is authorized by the Company to give any information or make any representation other than those contained herein or in other printed or written material issued by the Company or the Company's distributor, and no person is entitled to rely upon any other information or representation.

Table of Contents
PROSPECTUS SUMMARY	2
TABLE OF FUND EXPENSES	2
FINANCIAL HIGHLIGHTS	3
GENERAL DESCRIPTION OF FUNDS	3
CHARITABLE GIVING	3
INVESTMENT OBJECTIVE	4
RISKS	5
INVESTMENT RESTRICTIONS	5
MANAGEMENT OF THE FUNDS	6
HOW TO PURCHASE SHARES	8
HOW TO REDEEM (SELL) SHARES	   10
DISTRIBUTIONS AND TAXES	   12
DISTRIBUTION PLAN	   13
RETIREMENT PLANS	   13
EXCHANGE PRIVILEGES	   13
THE COMPANY	   13
SHAREHOLDER REPORTS	   14
AUDITORS & LITIGATION	   14
DETERMINING NET ASSET VALUE	   14
FUND PERFORMANCE	   14
INFORMATION FOR SHAREHOLDERS	   15

Shares in each Fund are not deposits or obligations of, or guaranteed or endorsed by any bank, and the shares are not federally insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
Prospectus Summary
The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

Investment Objective: Value & Growth Portfolio:  Capital
appreciation by investing in equity securities of large and
small domestic and foreign corporations.
       Growth & Income Portfolio:  Capital appreciation and
income by investing in equity securities of large-cap
domestic and foreign corporations paying dividends.  See
"Investment Objective" on page    4,    .

Investment Techniques:  The Value & Growth Portfolio and
the Growth & Income Portfolio use highly quantitative
techniques in the selection of stocks.  The Value & Growth
Portfolio seeks capital appreciation by investing in large
and small companies that appear to be undervalued with the
potential to substantially increase their earnings.  The
Growth and Income Portfolio seeks capital appreciation by
investing primarily in large-cap companies that yield high
dividends.  See "Investment Objective" and "Risks" on
pages    4     and    5    , respectively.

Risks: There can be no assurance that any Fund will achieve its investment objectives. Factors which should be considered by an investor include, but are not limited to, higher than average volatility, and the Funds' non-diversification policy. See "Risks" on page 5.

The Advisor: First Austin Capital Management, Inc. manages the Value & Growth and the Growth & Income Portfolios (the
"Advisor" when such defined term is used in connection with these Funds). See "Management of the Funds" on page 6.

Distributions/Dividends:  Paid annually from available
capital gains and income.  Distributions may be reinvested
automatically without a sales charge.  See "Distributions
and Taxes" on page    12    .

Initial and Subsequent Purchases:  Initially $1,000,
subsequently $100 minimums, although the Advisor may, at
its option, temporarily waive the minimums.  For
shareholders signed up for the Autovest Plan, there is no
initial minimum.  See "How to Purchase Shares in the Fund"
and "Autovest Plan" on pages    8     and    10    .

Net Asset Value:  The net asset value of the Fund will be
available daily by calling    (512) 302-6099     or    1-
888-839-4769    .  See "Determining Net Asset Value" on
page    14    .

Charitable Giving: The Advisor of these Funds will donate up to 10% of the Advisor's earned net proceeds from advisory fees from the Fund to various charities each year.
Shareholders with at least $15,000 in either Fund will have the opportunity to designate a charity to which the Adviser will donate. See "Charitable Giving" on page 3.

Transfers From Other Mutual Funds.  Will occur at net asset
value (without sales charges).  See "How to Purchase Shares
in the Fund", page    9    .

Table of Fund Expenses
The following table illustrates expenses and fees that a shareholder of the Funds will incur.


Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases       4.5%
  Sales Load Imposed on Reinvested Dividends    None
  Deferred Sales Load                           None
  Redemption Fees                               (a)
  Exchange Fees                                 None
Annual Fund Operating Expenses
 Management Fees                               1.00%
  12b-1 Fees (b)       .                        0.25%
  Other expenses                                0.70%
  Total Fund Operating Expenses                 1.95%

          (a) Shareholders pay a $10 charge for redemptions
by fed wire and a $10 charge for redemptions by phone.
For accounts in excess of $1 million, there is no front-end
charge, but a sales charge of 1% is levied on redemptions
occurring within one year of initial investment.
          (b) The level of distribution expenses is 0.25%
per annum of the Fund's average net assets,     all of
which     should be considered a service fee received by
the selling broker on an annual basis for providing the investor with continuing service. The distribution expense may result in long-term shareholders paying more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

 The purpose of this table is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly as a shareholder in the Fund.
     The following examples illustrate the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each period.

   1 Year: $62        3 Years: $100
5 Years: $142  	 10 Years: $265

These examples should not be considered a representation of past or future expenses or performances. Actual expenses may be greater or less than those shown. The advisory fee is higher than that paid by most mutual funds. Each advisor, at its option, may reduce its fee to the extent required to limit total annual Fund operating expenses to the maximum allowed by applicable state laws.

Financial Highlights
   The following annual Financial Highlights for the Value
& Growth Portfolio has been audited by Tait, Weller & Baker
L.L.P., independent certified public accountants. Their report for the fiscal year ended September 30, 1997 is included in the Annual report of the Value & Growth
Portfolio that is contained in the Fund's Statement of Additional Information. The Financial Highlights for the
Funds should be read in conjunction with the Financial statements and related notes included in the Funds' Annual
Report. Additional information about the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by calling or writing the Texas Capital Value Funds. The following presents information relating to a share of capital stock of the Value & Growth Portfolio, outstanding for the entire period.

VALUE & GROWTH PORTFOLIO
(For a Fund Share Outstanding Throughout the Period)
Period Ended

   09/30/97
Net asset value, beginning of period		$11.13

Income from investment operations:
Net investment income (loss)		(.03)
Net Realized and unrealized gain
(loss) on investments		7.03
Total from investment operations		$7.00
Less Distributions from net
Net capital gains		(.47)

NAV end of period		$17.66
Total Return (a)		64.9%

Ratios/ Supplemental Data
Net Assets - End of Period ($000)		$27,799

Ratios to average net assets
Expenses		1.83%
Net investment income (loss)		(0.86)%
Portfolio Turnover		103.3%

    (a) Total return represents aggregate total return for the period indicated and does not reflect the maximum front-end sales charge.

General Description of Funds

Each Fund is an open-ended, non-diversified series offered by Texas Capital Value Funds, Inc., a Maryland corporation incorporated on June 26, 1995, and registered as an open-end management investment company under the Investment
Company Act of 1940 (the "1940 Act").

Charitable Giving

First Austin, the Advisor to the Value & Growth Portfolio and the Growth & Income Portfolio, will donate up to 10% of the Advisor's earned net proceeds from advisory fees from the Funds to various charities each year. Shareholders who have shares in either of these two Funds worth at least
$15,000 will have the opportunity to designate a charity for the Advisor to donate to, although the amount of any such donation to such designated charity shall be determined by the Advisor. Any such charities must be non-profit groups as defined by Section 501 (c)(3) of the Internal Revenue Code. Since the Advisor is writing the check, there will be no impact on the shareholder's holdings in the Fund(s), nor will there be any tax deductions to any such shareholder.

Investment Objective

Each Fund has a unique investment objective although there are some aspects common to both of the Funds.
     Common Characteristics: For all the Funds, purchase of issues will be primarily, but not exclusively, listed issues and American Depository Receipts on the on the New
York, American and NASDAQ exchanges and may include up to 33% foreign based companies.
     The Advisor does not use techniques such as hedging or short sales in the management of the Funds. The Funds make no use of derivatives. Under normal circumstances, each Fund will have virtually all of its assets invested in equity securities. However, for temporary defensive purposes, each Fund may hold cash, money market instruments, notes or bonds, or enter into repurchase agreements, all of which will be of investment grade as determined by Moody's Investor's Service, Inc. or Standard
& Poor's Corporation rating agencies.

Unique Characteristics:   The Value & Growth Portfolio's
primary investment objective is capital appreciation through the investment in common stocks and securities convertible into common stocks. The Advisor attempts to invest in companies which appear to be undervalued and possess an ability to increase their earnings. No consideration is given to income of the portfolio holdings.

While the quantitative strategy the Advisor plans to use does not specifically screen for small companies, test results have shown a large percentage of companies selected for the Value & Growth Portfolio had market capitalizations of less than a billion dollars. Smaller companies have historically performed better than larger companies over long periods, but also have historically shown higher volatility than larger companies.
      For the Growth & Income Portfolio, the Advisor will invest primarily in large-cap equity securities of sufficient yield. The ratio of the price of a stock relative to its dividend yield is considered. The portfolio will generally be comprised of higher-yielding, large-cap domestic and foreign companies.
       For both portfolios, most of the securities selected are likely to have much lower ratios in at least one of the categories described in the next paragraph than the market in general. Academic research and studies have shown that portfolios with the characteristics of low price-to-earnings, low price-to-cashflow and low price-to-book ratios may be associated with higher investment rates of return over long periods of time. Such an investment strategy may also be subject to greater investment risk.
      For  the Value & Growth and the Growth & Income
Portfolios, the Advisor will employ highly structured, computer driven, quantitative strategies to endeavor to find companies that are likely to perform well. Such strategies are different than the strategies most advisors use to select stocks in that the Advisor will give little or no weight to qualitative factors of securities considered for purchase. For the Value & Growth Portfolio, fundamental ratios such as the price of a stocks relative to its earnings (price-to-earnings), the price of a stock relative to its cashflow (price-to-cashflow) and the price of a stock relative to its bookvalue or net worth (price-to-book) weigh heavily in the selection process.

Portfolio Turnover Policy. The Advisor may make changes in the Funds consistent with each Fund's policies when the Advisor believes doing so is in the best interest of the Fund it manages. Fund turnover is expected to be less than 150% per year, which is higher than average for most funds.
High turnover rates increase transaction costs and may increase taxable capital gains. Each Advisor considers these effects when evaluating the anticipated benefits of short-term investing.

Non-diversification Policy. Each Fund is classified as being non-diversified which means that each Fund may invest no more than 25% of its total assets in any one issuer other than U.S. government securities and at the close of each quarter of the taxable year, at least 50% of the value of each Fund must be represented by a) cash and cash items, including U.S. government securities and b) other securities of different issuers in which each Fund has invested no more than 5% of its assets and with respect to which it owns no more than 10% of the outstanding voting securities of the issuer. Each Fund, therefore, may be more susceptible than a more widely diversified fund to a single economic, political or regulatory occurrence. Each
Fund seeks only diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code.

Risks

Investment in any mutual fund has inherent risks.  There
can be no assurance that the investment objectives of each
Fund will be realized or that a Fund will not decline in
value.  Economic conditions change and stock markets are
volatile.  Moreover, investors should be aware that certain
investment policies of the Funds, such as investing in
smaller capitalization companies, and the Funds' non-
diversification policy can entail greater than average
risk.   Prior to each Fund's inception, the advisor had no
experience managing investment companies.
     Each Fund may invest up to 33% of its assets in foreign based companies. Foreign Securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by each Fund may be subject to greater price fluctuation than securities of U.S. companies.
     Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Fund's Advisor believes market conditions so warrant and for liquidity. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted or delayed.
Lending of securities can result in a failure to deliver the original securities by the borrower, and similar risks with respect to disposition of collateral.
     Investors should carefully consider such risks and the Fund characteristics in light of their own financial circumstances. A Fund is not designed to be a complete investment program for investors. It must be realized, as is true of almost all securities, there can be no assurance that a Fund will obtain its ongoing objectives.
     As with any investment strategy, there can be no guarantee of success.
        The Fund's advisor, transfer agent, custodian, accountant, and others that have agreements to perform various services for the Fund are taking measures to minimize potential problems that may occur as a result of the year 2000. Shareholders should be aware that vital operations of the Fund rely heavily on computers, and the turn of the century may adversely impact the Fund.

Investment Restrictions

The Funds have adopted and will follow certain investment
policies set forth below, which are fundamental and may not
be changed without shareholder approval.
     (a) Each Fund may not invest more than 25% of its
total assets in the securities of issuers in any one
industry.  This restriction does not apply to investments
by a Fund in securities of the U.S. Government or its
agencies or instrumentalities.
     (b) The Value and Growth Portfolio may not issue
senior securities or borrow money except for temporary
purposes in amounts up to    33 1/3%     of its net assets
(including the amount borrowed) less liabilities (not
including the amount borrowed) at the time of such
borrowing, provided that collateral arrangements with
respect to permitted instruments shall not be deemed to
entail the issuance of senior securities if appropriately
covered.  For the Growth and Income Portfolio, this
restriction is limited to 33 1/3%.  Each Fund will not make
any investments while outstanding borrowings exceed 5% of
the value of its total assets.
     (c) Each Fund may not make loans, although it may
invest in debt securities, enter into repurchase agreements
and lend its Fund securities.
     (d) Each Fund may not invest in securities or other
assets that the Board of Directors determines to be
illiquid if more than 15% of the Fund's net assets would be
invested in such securities.
     (e) Each Fund may not (i) purchase or sell commodities
or commodities contracts (including financial futures and
related options), (ii) invest in oil, gas, or mineral
exploration or development programs or leases, or (iii)
purchase securities on margin, except for such short-term
credit as may be necessary for the clearance of
transactions and except for borrowings in amounts not
exceeding    33 1/3%     of its net assets.
     (f) Each Fund may not purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that each Fund may purchase or sell securities issued by entities in the real estate industry or instruments backed by real estate such as, but not limited to, Real Estate Investment Trusts (R.E.I.T's).
    (g) Each Fund may not act as an underwriter of securities issued by others, except to the extent it may be deemed to be an underwriter in connection with the disposition of Fund securities of each Fund.
     (h) The investment in warrants, valued at the lower of cost or market, may not exceed 5.0% of the value of each Fund's net assets. Included within that amount, but not to exceed 2.0% of the value of each Fund's net assets, may be warrants which are not listed on the New York or American
Stock Exchange. Warrants acquired by each Fund in units or attached to securities may be deemed to be without value.
     (i) Each Fund shall not invest in other open ended management investment companies.

Management of the Funds

The business and  affairs of the Funds are managed under
the direction of the Board of Directors of the Company.
The Company's officers (the "Officers") conduct and
supervise the daily business operations of the Funds. Shareholders have one vote for each share held on matters on which they are entitled to vote.  The Company is not
required to and has no intention of holding annual
shareholder meetings, although special meetings may be
called for purposes such as electing or removing individual members of the Company's Board of Directors (each individually, a "Director", and collectively the
"Directors" or "Board of Directors") or changing
fundamental investment policies or for any other matter as
required by law.
 Day-to Day Management.  Mark A. Coffelt, Director of the
Company and Chief Investment Officer of the Value & Growth
and the Growth & Income Portfolios, manages the investment program of these two Funds and is primarily responsible for
their day-to-day management.     B. David Flora is a co-Portfolio
Manager of the Texas Capital Value Funds and an Investment Advisor for First Austin Capital Management. Eric Barden is a co-Portfolio Manager of the Texas Capital Value Funds and an Investment Advisor for First Austin Capital Management.

Directors and Officers.  The Directors and Officers are
listed below, together with their principal occupations
during at least the past five years.
      Mark A. Coffelt, C.F.A., President of the Texas
Capital Value Funds, Inc. and (Interested) Director, Chief
Investment Officer of the Value & Growth Portfolio and
Growth & Income Portfolio and President of First Austin
Capital Management, Inc.  Prior to founding First Austin
Capital Management, Inc., in 1987, Mr. Coffelt was
Controller of Racal-Milgo, a data communications company.
He is a graduate of Occidental College, B.A. in economics
and a graduate of the Wharton School, University of
Pennsylvania, M.B.A.  Mr. Coffelt is a Chartered Financial
Analyst of the Association of Investment Management and
Research.
     Janis A. Claflin, Director, is President and owner of
Claflin & Associates, a firm providing business consulting
and counseling services to banks, medical groups,
associations, foundations and individuals.  She also serves
as Chairperson of the Trustee Program Committee on the
Board of Directors of the Fetzer Institute, a multi-million
dollar foundation which sponsored the Public Broadcasting
Series "Healing and the Mind" with Bill Moyers.  She is a
licensed Marriage and Family Therapist and holds a B.A. in
English from the George Peabody College for Teachers and a
M.A. from Yale Divinity School in Religion.
     Edward K. Clark, Attorney, CPA, Director, is a
practicing tax attorney with    Kelly, Hart & Hallman, P.C.
of Fort Worth. He has been a partner in the law firms of Clark & Clark of Austin, Texas, McGinnis, Lochridge &
Kilgore, L.L.P., and has also been associated with the firms of Scofield & Clark, P.C., and Ford & Ferraro,
L.L.P., all of Austin. In addition, he has served as the general counsel and chief financial officer of Jefferson
Service Company, Inc., of Shreveport, Louisiana. Mr. Clark is Board Certified in Tax Law by the Texas Board of Legal
Specialization and is licensed as a Certified Public
Accountant in Texas.  He holds a B.B.A. and a M.P.A.
(Master in Professional Accounting) degrees from the University of Texas at Austin, and a J.D. from the University of Houston College of Law.
     John Henry McDonald, CFP, Director, is President and founder of Austin Asset Management, a financial planning firm. He holds a CFP from the College for Financial
Planning and is a member of the CFP Board of Standards for the CFP item writing committee. He currently serves as Chairman of the Austin Society of Institute of Certified
Financial Planners.
        Brian T. Bares, is the Company's Secretary. He is currently Compliance Officer for First Austin Capital
Management, Inc., an Advisor to two of the Funds. He is also a registered representative with Choice Investments, Inc., the Company's Distributor. He has served as co-founder and vice-president of Convenience Design, Inc., and was a Director of Bellevue Optical, Inc. He graduated from the University of Nebraska, B.S. in Mathematics.

Investment Advisor.  First Austin Capital Management, Inc.,
("First Austin") is the advisor to the Value & Growth
Portfolio and the Growth & Income Portfolio  The Advisor is
a registered investment advisor with the Securities and
Exchange Commission    ,    .  First Austin is based in
Austin, Texas at the address of 1600 West 38th Street,
Suite 412, Austin, Texas 78731.          Mark Coffelt is
the Chief Investment Officer of First Austin, Chairman of
the Board of Directors and President of the Company, and
the Fund manager for the Value & Growth Portfolio and the
Growth & Income Portfolio.
     On    November 18, 1997     the shareholders of the
Company approved an investment advisory and administrative
contract with First Austin which was unanimously approved
by the Board at their meeting held on    September 18,
1997     to manage and administer the Value & Growth
Portfolio.
     On June 28, 1996, the Board authorized the creation of
a new series called the Growth & Income Portfolio to be
managed and administered by First Austin.
     All advisory agreements are for an original term of
one year.  After the original term expires, each advisory
agreement will continue on a year to year basis provided
that approval is voted at least annually in advance by
either the Board of Directors or the holders of a majority
of the outstanding voting securities of the respective
Fund, but in either event, the extension of the term of an
advisory agreement must also be approved in advance by a
majority of the Directors who are neither parties to the
agreement nor interested persons as defined in the
Investment Company Act of 1940 (the "1940 Act") at a
meeting called for such purpose.
      First Austin will also act as the administrator to
the Funds.  The administrator provides support services to
each Fund including establishing and maintaining
shareholders' accounts and records, processing purchase and
redemption transactions, answering routine client inquiries
regarding the Fund, preparing registration statements,
prospectuses, tax returns and proxy statements, providing
daily valuation of each Fund, calculating the daily net
asset value per share, and providing such other services to
the Fund as the Company may reasonably request.  First
Austin may assign administrative services to other groups
and providers without automatic termination of the
Agreement.
     For such administrative services, the Company has
agreed to pay the Advisor additional fees of 0.70% per year
of the net assets of each Fund for the first $5 million of
net assets, declining to 0.20% per year of net assets in
excess of $200 million, and a 12(b)-1 fee of 0.25% to the
Distributor who passes through    the entire amount     to
the broker of record. All fees are computed on the average daily closing net asset value of each Fund and are payable monthly.

Advisory Agreement. Under the advisory agreement, the Advisor will furnish investment advice to the Fund(s) it manages on the basis of a continuous review of the portfolio and recommend to the Company when and to what extent securities should be purchased or disposed of. The advisory agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the respective Fund on sixty (60) days' prior written notice to the Advisor. In the event of an assignment by an Advisor of the investment advisory services under an advisory agreement, as defined in the 1940 Act, the advisory agreement will terminate automatically. Ultimate decisions regarding investment policy and individual purchases and sales of securities are made not by the Advisor but by the Company's Officers and Directors.
     All Fund costs, with the exception of extraordinary legal expenses as determined by the Board of Directors, brokerage commissions, and custodial charges based upon transactions in the Fund(s), will be borne by the Advisor to the Fund(s) as part of fees charged. Marketing expenses will be primarily borne by the "Distributor" (as defined below). For advisory services, the Company has agreed to pay the Advisor a flat fee of 1.00% per year. The advisory fee paid to the Advisor is higher than that paid by most investment companies.
     On-going legal and auditing expenses, federal and state registration fees, printing expenses for shareholder statements and prospectuses, and the cost of fidelity bond and other insurance will be borne by the Advisor as part of its Agreement with the Company for its respective Fund(s).
     From time to time, the Advisor may voluntarily waive a portion of its fee otherwise payable to it to meet Fund expense limits prescribed by any state in which the Fund's shares are offered for sale. Currently, the Company believes that limit is 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million, and 1.5% of average net assets in excess of $100 million.
     Organization Costs. Under the Agreement, the Advisor has absorbed all of the organization costs for its respective Fund(s).
     Accounting and Transfer Agent Services. The Company has contracted with Fund Services, Inc. (the "Transfer
Agent") for transfer agent services and with Commonwealth
Fund Accounting, Inc. for fund accounting services. The address of the accounting and transfer agent is 1500 Forest
Ave., Suite 111, Richmond, VA 23229. All shares are held in non-certificated form registered on the books of the Fund and the Transfer Agent for the account of the shareholder.
     Company Distributor. Choice Investments, Inc. is the broker-dealer and the Fund's underwriter and distributor
(the "Distributor"). The address of the Distributor is 5900 Balcones, Suite 100, Austin, Texas 78731. The phone number of the Distributor is (512) 302-6099 or toll free
   (888) 839-7424.
     Custodian. Bank of Boston, N.A., is each Fund's custodian.
     Brokerage. The Company requires all brokers to effect transactions in Fund securities in such a manner as to get prompt execution of the orders at the most favorable price.
Each Fund will place orders with brokers who provide research services to the Advisor at commission rates considered to be reasonable, although higher than the lowest brokerage rates available, or to brokers who sell shares in the Fund. No formula for such allocations exists; thus, the respective Fund bears the cost of such services.
     The Advisor also places portfolio transactions for other advisory accounts. Research services furnished by broker-dealers which effect securities transactions for the Fund may be used by the Advisor in servicing all of its advisory accounts and not all such research services may be used by the Advisor in the management of the Fund's portfolio. Conversely, research services furnished by broker-dealers which effect securities transactions for other advisory accounts may be used by the Advisor in the management of a Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of the advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary.
     The Advisor seeks to allocate Fund transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by the Fund. In making such allocations, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

How to Purchase Shares

     Investors may reduce or eliminate sales charges in various ways as follows: a) through the aggregation of accounts as single investors (reduced sales charge); b) by issuing a statement of intention to purchase more than $50,000 over a thirteen month period (reduced sales charge); or c) by being a charity or member of a group exempt from the sales charge. Qualifications for reduced or no sales charges are described in detail below.
      The following table shows the sales charges as a percentage of assets invested.












SALES CHARGE AS A PERCENTAGE OF ASSETS INVESTED
DEALER

DISCOUNT
AMOUNT OF
AS A % OF
TRANSACTION	                      PRICE  VALUE  PRICE
Less than $50,000				4.5%	4.71%	4.0%
$50,000 but less than $100,000	4.0%	4.17%	3.5%
$100,00 but less than $250,000	3.5%	3.63%	3.0%
$250,000 but less than $500,000	2.5%	2.56%	2.25%
$500,000 but less than $1 million	2.0%	2.04%	1.75%
$1 Million* +				1.0%*	0%	0%

*A contingent deferred sales charge of 1% is levied on
redemptions occurring within one year of initial
investment.  For purchases of $1 million or greater,    the
sales charge is the lesser of 1% or $15,000.

 Aggregation of Accounts as Single Investors. Investors in the following categories may combine their purchases into a single transaction to qualify for a reduced sales charge:
1. an individual, his or her spouse and their children under 21 purchasing for his, her or their own account;
2. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
3. employee benefit plans of a single employer or of affiliated employers.

     Statement of Intention (Letter of Intent). An investor may also obtain the reduced sales charges shown above by expressing in writing to the Fund an intent to invest $50,000 or more within a thirteen month period. A form for this purpose can be obtained by writing or calling the Fund or an investor can write their own letter of intent.
     While an investor is not obligated to fulfill a letter of intent, if the goal is not met, the investor is required to pay the difference between the sales charge actually paid and the one that would otherwise have been due had no letter of intent been signed.
     Rights of Accumulation. An investor may also obtain a cumulative quantity discount (known as a right of accumulation) by adding his or her current purchase to the net asset value (at the close of business on the previous day) of all shares previously purchased and still owned in the Fund. The applicable sales charge is then based on this total. To benefit from any right of accumulation
("ROA"), an investor must identify any ROA links to other accounts and communicate these links in writing to the Fund's shareholder service staff.
     Investors Exempt from Sales Charges. Certain categories of people may invest in the Fund without paying a sales charge. These categories include Charter
Shareholders, shareholders meeting the requirements of a Board approved investment program, qualified pension or profit sharing plans with ten or more employees, Directors, Officers and employees of the Company, officers and employees and clients of the Advisor, officers and employees of the Distributor (including immediate family members of the above groups and their retirement plans), representatives registered with the National Association of Securities Dealers buying for their own account, discretionary accounts of bank trust departments, registered investment advisors and their clients where the registered investment advisor is buying on behalf of the client, and charities and religious organizations as defined by Section 501(c)(3) of the Internal Revenue Code.
       The Value & Growth Portfolio originally opened without a sales charge for a period set by the Board of Directors. Applications received in good order by the Transfer Agent or Distributor through December 31, 1995 were exempt from the front-end sales charge. Shareholders buying during that period and buying at least $10,000 worth of the Value & Growth Portfolio were deemed Charter shareholders. Charter shareholders will never pay a sales load on any future investments in the Value & Growth
Portfolio, or any other Funds of the Company.

     Transfers From Other Mutual Funds. Transfers of assets from any open-end investment company will occur at net asset value.
     Other Fees. Investors may be charged a transaction or other fee by an investment adviser, a brokerage firm or other financial institution in connection with purchases or redemptions of Fund shares at net asset value (i.e., without a sales charge).
     Direct Purchase of Shares. To purchase shares in the Fund an investor should complete an application form and send it to the Distributor along with a check payable to:

           Texas Capital Value Funds, Inc.
           P. O. Box 26305
           Richmond, VA 23286-8172

     Minimum Investments. A shareholder's initial investment must be a minimum of $1,000, unless he/she is participating in the Company's Autovest Plan (see below), where the initial minimum is waived, or unless the Advisor, at his discretion, temporarily waives the minimum. The minimum for subsequent investments is at least $100.
     Subsequent Investments. With subsequent investments, shareholders should write the name and number of the account on their check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks.
The investment will be processed at the public offering price next calculated after receipt of purchase request in good order.
     Autovest Plan. Under the Autovest Plan, there is no initial minimum, but the shareholder must agree to contribute a minimum of $1,200 the first year.
     On a monthly or quarterly basis, the shareholder's money will be automatically transferred from such shareholder's bank account to the shareholder's Fund account on or about the 15th day of each month. A shareholder can elect this option by filling out the Autovest section on the new account form. For further information, call the Transfer Agent at 800-628-4077.
     Purchases Through a Broker-Dealer. Shareholders may purchase shares through their broker-dealer if that broker-dealer has a signed agreement with the Distributor.
Broker-dealers may place orders on behalf of shareholders by calling the Distributor. Orders will be processed at the net asset value of the Fund next calculated after receipt in good order. The broker-dealer is responsible for placing purchase orders promptly with the Distributor and for forwarding payment within three (3) business days.
     By Wire. Before wiring funds, an investor must call the Transfer Agent at 1-800-628-4077 to advise the Transfer
Agent that such investor intends to make an initial investment by wire and to receive an account number. The investor must then proceed as follows: (i) provide the Transfer Agent with such investor's name and the dollar amount to be invested, (ii) complete the Fund's account application (included with this Prospectus), being sure to include the date of the order and the confirmation number,
(iii) mail or deliver the completed application to the appropriate address shown at the top of the application, and (iv) request his or her bank to transmit immediately to the Transfer Agent available funds by wire for the purchase of shares in the Fund.
     Subsequent Investments by Wire. An existing shareholder may make a subsequent investment by instructing his or her bank to wire funds as indicated above, commencing with contacting the Transfer Agent to notify the Transfer Agent of an incoming wire. It is essential that complete information regarding the shareholder's account be included in all wire instructions in order to facilitate prompt and accurate handling of investments.
     General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one (1) business day after the completed account application is received by the Fund. All investments must be made in U.S. dollars and drawn on U.S. banks. Third party checks are not accepted. A charge may be imposed if any check used for investment does not clear. The Fund reserves the right to reject any purchase in whole or in part.
     If an order, together with payment in proper form, is received by the Transfer Agent by the close of public trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price next determined after the close of such trading.

How to Redeem (Sell) Shares

A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption. A shareholder may redeem their shares by offering them for "repurchase" or "redemption" directly to the Fund or through their dealer.
     Direct Redemption. A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. For amounts in excess of $5,000, the Fund requires that the signature(s) on the written request be guaranteed as specified below.
All owners of the account must sign unless the account application form states that only one signature is necessary for redemptions. All redemption checks must be sent to the address-of-record on the account. The Fund usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary if the shareholder is a surviving joint owner. In the case of a corporation, a corporate resolution signed by the secretary will be needed. In the case of an agent or fiduciary, a copy of the death certificate is usually required. The Fund's Transfer Agent can be contacted at
(800) 628-4077 with any questions about requirements for redeeming shares.
     Telephone Redemption. A shareholder may redeem shares by telephone if such shareholder requested this service at the time the initial account application was completed. If a shareholder did not request this service at that time, such shareholder must request approval of telephone redemption privileges in writing (sent to the Fund's
Transfer Agent) with signature guarantee before shares can be redeemed by telephone. There is no charge for establishing this service, but the Transfer Agent will charge such shareholder's account a $10.00 service fee each time a telephone redemption is made. Once telephone authorization is in effect, the shareholder may redeem shares by calling the Transfer Agent at 1-800-628-4077. By establishing this service, the shareholder authorizes the Transfer Agent to act upon any telephone instructions it believes to be genuine to (1) redeem shares from the shareholder's account and (2) mail or wire redemption proceeds. If the shareholder requests that redemption proceeds be wired to such shareholder, the Transfer Agent will charge such shareholder's account with a wire service charge, currently $10.00. This charge is in addition to the $10.00 service fee for making a telephone redemption.
The amount of these service charges may be changed at any time, without notice, by the Transfer Agent.
     A shareholder cannot redeem shares by telephone if such shareholder paid for his or her shares with a personal, corporate, or government check and the payment has been on the books of the Fund for less than fifteen
(15) business days.
     If it should become difficult to reach the Transfer
Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.
     The Fund employs reasonable procedures designed to confirm the authenticity of the instructions communicated by telephone for, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When a shareholder requests a telephone redemption or transfer, he or she will be asked to respond to certain questions designed to confirm their identity as a shareholder of record.
Cooperation with these procedures will protect the shareholder's account and the Fund from unauthorized transactions.
     Signature Guarantees. To protect each shareholder and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if the shareholder requires that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and
(3) all authorizations to establish or change telephone redemption service, other than through the shareholder's initial account application.
     In the case of redemption by mail, signature guarantees must appear either: (1) on the written request for redemption; or (2) on a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The
Company may waive these requirements in certain instances.
     The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit
Insurance Corporation ("F.D.I.C."); (c) trust companies;
(d) firms which are members of a domestic stock exchange;
(e) eligible guarantor institutions qualifying under Rule
17Ad-15 of the Securities Exchange Act of 1934 that are authorized by charter to provide signature guarantees; (f) foreign branches of any of the above; (g) the Distributor for the Fund. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.
      General. Payment of the redemption proceeds will be made promptly, but not later than the seventh (7th) day after the receipt of all documents in proper form, including the appropriate signature guarantee.
     The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for purchase has been collected, which may take up to fifteen (15) business days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss to the shareholder for Federal income tax purposes.
     Reinvestment Privileges. If a shareholder redeems some or all of the shareholder's shares and then changes his or her mind, such shareholder may re-invest them without sales charges at the net asset value if such shareholder does so within sixty (60) days of the date of redemption. This privilege may be exercised only once by a shareholder. However, a shareholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in an Individual Retirement Account or Simplified Employee
Pension Plan. If the shareholder realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested and the timing of reinvestment.
     Redemption at the Option of the Fund. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfers to Minors Act accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1000. Involuntary redemption will only result when the shareholder account drops below the minimum due to redemptions, rather than changes in the net asset value of the Fund. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his or her account is less than $1000 and will be allowed 30 days to make an additional investment to bring the value of his or her account to at least $1000 before the Company takes any action. The Company reserves the right to raise minimums at some future date, although it currently has no plans to do so.

Distributions and Taxes

Under the provisions of Sub-Chapter M of the Internal
Revenue Code of 1986 as amended, each Fund, by paying out
substantially all of its investment income and realized
capital gains, intends to be relieved of federal income tax
on the amounts distributed to shareholders.  In order to
qualify as a "regulated investment company" under Sub-
Chapter M, at least 90% of each Fund's profits must be
derived from dividends, interest and gains from security
transactions, no more than 30% of each Fund's profits may
be derived from sales of securities held less than three
months, and no more than 50% of each Fund's assets may be
in securities holdings that exceed 5% of the total assets
of the Fund at the time of purchase.
     Dividends & Distributions.  Distribution of any net
long term capital gains realized by each Fund in the Fund's
fiscal year and owned by a shareholder will be taxable to
the shareholder as long term capital gains, regardless of
the length of time Fund shares have been held by the
shareholder.  All income realized by each Fund owned by a
shareholder including short term capital gains, will be
taxable to the shareholder as ordinary income.  Dividends
from net income will be distributed annually or more
frequently at the discretion of the Company's Board of
Directors.  Dividends received shortly after purchase of
shares by a shareholder will have the effect of reducing
the per share net asset value of such shareholder's shares
by the amount of such dividends or distributions and,
although in effect a return of capital, are subject to
federal income taxes.
     Dividend Reinvestment.  Since each Fund is structured
for long term shareholders, all fund distributions will be
reinvested back into the fund rather than paid out, unless
a shareholder requests otherwise.  There is no sales charge
for reinvested dividends.
     Backup Withholding.  The Company is required by
Federal law to withhold 31% of reportable payments (which
may include dividends, capital gains, distributions and
redemptions) paid to shareholders who have not complied
with IRS regulations.  In order to avoid this withholding
requirement, a shareholder must certify on a W-9 tax form
or other applicable documents supplied by the Company that
such shareholder's Social Security Number is correct and
either that such shareholder is not currently subject to
back-up withholding or that such shareholder is exempt from
back-up withholding.
Foreign Income Taxes.  Investment income received by each
Fund from sources within foreign countries may be subject
to foreign income taxes withheld at the source.  It is not
expected that any Fund will be able to "pass through" these
taxes to shareholders but such taxes generally will be
deductible by each Fund.
Distribution Plan
     The Company has adopted a distribution plan pursuant
to Rule 12b-1 under the 1940 Act (the "Plan") under which
the Company contracts with registered broker-dealers and
their agents to distribute shares of each Fund.
     Registered broker-dealers and their agents who have
previously signed service agreements with the Distributor
will be paid    0.25%     of the average daily net assets
for those shareholders brought to a Fund for the period of
time those shareholders remain with the Fund.  The
Distributor will    not     retain    any of the total
0.25% Rule 12b-1 fee     for such shareholders.
     For accounts that come direct to a Fund without a broker-dealer, the Distributor will, by default, be the shareholder's broker-dealer. Amounts will be accrued daily and paid monthly. The services provided by selected broker-dealers pursuant to the Plan are primarily designed to promote the sale of shares of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.

Retirement Plans

Individual Retirement Accounts. The Company's minimum initial investment for IRA retirement plans is $1000 with minimum subsequent investments of $100. The Company offers an Internal Revenue Service prototype Individual Retirement
Account ("IRA") plan and information is available from the Company or from securities dealers. Investors should consult a tax advisor before establishing any retirement plan. The Company's IRA trustee charges an annual fee of $10 for IRA accounts.
     Simplified Employee Pension Plan (SEP/IRA).  The
Company also offers a simplified employee pension ("SEP") plan for employers, including self-employed individuals who wish to purchase Fund shares with tax-deductible contributions. Contributions to a SEP are generally allowed to be much higher than an ordinary IRA.

Exchange Privileges

Shareholders may generally exchange shares of one Fund for another offered by the Company without sales charges. For information on the availability of any Fund exchange, call the Transfer Agent at 800-628-4077.
     Once an exchange request is made, either by telephone or in writing, it may not be modified or canceled. The
Company reserves the right to restrict frequent exchanges.
Investors will be notified at least 60 days in advance of any changes in restrictions on the frequency of exchanges.
      Exchanges will be made at the net asset value of the shares to be redeemed, and the per share net asset value of the shares purchased, in both cases as next determined after the exchange request is received.
      For federal income tax purposes, an exchange of Fund shares is a taxable event (unless the shares are held in a tax-deferred IRA type account) and accordingly, the investor may realize a capital gain or loss. Before making an exchange request, the investor should determine the tax consequences of a particular exchange.

The Company

The Company is organized as a series fund which permits it to issue its authorized capital stock in one or more series, each series representing a separate investment
Fund.
     The Company's authorized capital stock consists of 100,000,000 (one hundred million) shares of common stock of the par value of $.0001 each, of which there have been initially allocated 25,000,000 (twenty five million) shares to each Fund. The Board of Directors may, at its discretion, classify and allocate shares to additional series within the Company or classify and allocate additional shares to each Fund without further action by the shareholders. Each share outstanding entitles the holder to one vote on matters relating to that Fund. There will normally be no meetings of the shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders.
     The Value & Growth Portfolio's fiscal year end is
September 30th. The Growth & Income Portfolio's fiscal year is not yet determined.

Shareholder Reports

Each Fund sends all shareholders annual reports containing certified financial statements and semiannual reports containing unaudited financial statements.

Auditors & Litigation

Tait, Weller & Baker, Certified Public Accountants of
Philadelphia, Pennsylvania have been selected as the independent accountants and auditors of each Fund. Tait, Weller & Baker certify a significant portion of the mutual funds in America and the auditing firm has no direct or indirect interest in any Fund or the Advisors. As of the date of this Prospectus, there was no pending or threatened litigation involving any Fund in any capacity whatsoever.

Determining Net Asset Value

Pricing of Shares. The net asset value ("NAV") of each Fund's shares is determined as of the close of business of the New York Stock Exchange on each business day of which that Exchange is open (presently 4:00 p.m. New York time)
Monday through Friday exclusive of holidays. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital and surplus, by the number of shares outstanding.

NAV = (Value of Fund Assets)-(Fund Liabilities)
          Number of Outstanding Shares

     Fund securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair market values as determined in good faith by or under the supervision of the Officers in accordance with methods which are specifically authorized by the Board of Directors.

Fund Performance

From time to time, each Fund may advertise its "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in each Fund from the beginning date of the measurement period to the ending date of the measurement period. The figure reflects changes in the price of the Fund's shares including the payment of the maximum sales load and assumes that any income dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods
(when applicable), and may well be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering
"average" total return figures for periods longer than one year, investors should note that each Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.
Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period
(again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).
Aggregate total returns may be shown by schedules, charts or graphs, and may be broken down to indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends, and capital gains distributions).
     Each Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. The Fund may also compare its performance to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar,
Value Line Mutual Fund Survey and CDA Investment
Technologies, Inc. Total return data as reported in such national financial publications as The Wall Street Journal, The New York Times, Investor's Business Daily, USA Today,
Barron's, Money, and Forbes as well as publications of a local or regional nature, may be used in comparing Fund performance.
     A Fund's total return may also be compared to such indices as the Dow Jones Industrial Average, the Standard &
Poor's 500 Composite Stock Price Index, the NASDAQ
Composite OTC Index or NASDAQ Industries Index, the
Consumer Price Index, the Russell 2000 Index, or other indices as the Advisors deem appropriate.
     Further information on performance measurement may be found in the Statement of Additional Information which may be obtained from the Company as described above.

Information for Shareholders

The Company will provide the following statements and reports to keep the investor current regarding the status of his or her investment account:

Confirmation Statements. Provided after each transaction that affects the account balance or account registration of a shareholder.

Account Statements.  Provided quarterly.

Financial Reports. Provided at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in a particular
Fund.

TRANSFER AGENT
Fund Services, Inc.
1500 Forest Ave, Suite 111
Richmond, VA 23229
(800)  628-4077
Call for questions on your account.

DISTRIBUTOR
Choice Investments, Inc.
5900 Balcones Drive, Suite 100
Austin, Texas 78731
(888)    839-4769     (512) 302-6099
Call for Prospectus or other information.

MAILING ADDRESS
Texas Capital Value Funds, Inc.
P.O. Box 26305
Richmond, VA 23286-8172

INVESTMENT MANAGER
First Austin Capital Management, Inc.
1600 West 38th Street, Suite 412
Austin, Texas 78731

INDEPENDENT AUDITORS
Tait, Weller & Baker
   8 Penn Center, Suite 800
Philadelphia, PA 19103-2108

COUNSEL
   James H. Ellis, Esq.
36 Butler Road
Scarsdale, New York 10583

CUSTODIAN
 Bank of Boston, N.A.

FUND IDENTIFICATION
Value & Growth Portfolio (TCVGX) CUSIP #882241102
Growth & Income Portfolio CUSIP # 882241300




Value & Growth
Portfolio

Growth & Income
Portfolio











Distributed by Choice Investments, Inc.
Austin, Texas

TEXAS CAPITAL VALUE FUNDS, INC.
Statement of Additional Information
dated November 30, 1997

1600 W 38th Avenue, Suite 412 Austin, TX 78731
(512) 458-8165

General Marketing:    888-839-4769
Shareholder Information: 800-628-4077

This Part B sets forth additional information about the
Value & Growth Portfolio, and the Growth & Income Portfolio
(each individually a "Fund", or collectively, the "Funds"
or "Fund(s)").  Each Fund is a non-diversified, open-end
investment series of the Texas Capital Value Funds, Inc.
This Statement of Additional Information is not a
Prospectus, but should be read in conjunction with the
Prospectus dated November 30, 1997.  To obtain a
Prospectus, please call the Fund(s) at    (888) 839-
4769,    .  Capitalized terms used herein but not defined
have the meanings assigned to them in the Prospectus.

Table of Contents/Cross Reference Page in Prospectus
   INVESTMENT OBJECTIVE AND POLICIES 2/4
DIRECTORS & OFFICERS 8/6
BOARD OF DIRECTORS COMPENSATION TABLE 10
CONTROL PERSONS 11
INVESTMENT ADVISORS 11/7
PORTFOLIO TURNOVER 12/4
PORTFOLIO TRANSACTIONS AND BROKERAGE 12/8
DISTRIBUTION OF THE FUND(S) 13/8
PERFORMANCE INFORMATION 13
TAX STATUS 15/12
NET ASSET VALUE 18/14
CAPITAL STRUCTURE 19/13
HOW TO REDEEM SHARES 20/10
RATINGS OF INVESTMENT SECURITIES 21

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional
Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Fund(s), the Advisors, or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

INVESTMENT OBJECTIVE AND POLICIES
Each Fund has a unique investment objective although there are some aspects common to all of the Fund(s).

Common Characteristics: For all the Fund(s), purchase of issues will be primarily, but not exclusively, listed issues and American Depository Receipts on the on the New
York, American and NASDAQ exchanges and may include up to 33% foreign based companies.
The Advisor does not use techniques such as borrowing, hedging, or short sales in the management of the Fund(s).
The Fund(s) make no use of derivatives.
Under normal circumstances, each Fund will have virtually all of its assets invested in equity securities. However, for temporary defensive purposes, each Fund may hold cash, money market instruments, notes or bonds, or enter into repurchase agreements, all of which will be of investment grade as determined by Moody's Investor's Service, Inc. or Standard & Poor's Corporation rating agencies.

Unique Characteristics of the Value & Growth Portfolio and
Growth & Income Portfolio. Each Fund's primary investment objective is capital appreciation through the investment in common stocks and securities convertible into common stocks. For the Value & Growth Portfolio no consideration is given to income of the Fund(s) holdings.

For the Growth & Income Portfolio, the Advisor does take into consideration the income of Fund holdings.

For both Funds, the Advisor will employ highly structured, computer driven, quantitative strategies to endeavor to find companies that are likely to perform well. Such strategies are different than the strategies most advisors use to select stocks in that the Advisor will give little or no weight to qualitative factors of securities considered for purchase. Fundamental ratios such as the price of a stocks relative to its earnings (price-to-earnings), the price of a stock relative to its cash flow
(price-to-cash flow) and the price of a stock relative to its book value or net worth (price-to-book) weigh heavily in the selection process.

For the Growth & Income Portfolio, the ratio of the prices of a stocks relative to its dividend yield is considered.
Most of the securities selected are likely to have much lower ratios in at least one of the above categories than the market in general. Academic research and studies have shown that portfolios with the characteristics of low price-to-earnings, low price-to-cashflow and low price-to-book ratios may be associated with higher investment rates of return over long periods of time. Such an investment strategy may also be subject to greater investment risk.

While the quantitative strategy the Advisor plans to use does not specifically screen for small companies, test results have shown a large percentage of companies selected for the Value & Growth Portfolio had market capitalizations of less than a billion dollars. Smaller companies have historically performed better than larger companies over long periods, but also have historically shown higher volatility than larger companies.

Non-diversification Policy. Each Fund is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Each Fund, therefore, may be more susceptible than a more widely diversified fund to a single economic, political or regulatory occurrence.
Each Fund seeks only diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue
Code.

Investment Restrictions

The Fund(s) have adopted and will follow certain investment policies set forth below, which are fundamental and may not be changed without shareholder approval.
(a)	Each Fund may not invest more than 25% of its total
assets in the securities of issuers in any one industry.
This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies or instrumentalities.
(b)	The Value and Growth Portfolio may not issue senior
securities or borrow money, except for temporary purposes,
in amounts up to     33 1/3%     of its net assets
(including the amount borrowed) less liabilities (not including the amount borrowed) at the time of such borrowing, provided that collateral arrangements with
respect to permitted instruments shall not be deemed to entail the issuance of senior securities if appropriately covered. For the Growth and Income Portfolio, this restriction is limited to 33 1/3%. Each Fund will not make any investments while outstanding borrowings exceed 5% of the value of its total assets.
(c)	Each Fund may not make loans, although it may invest
in debt securities, enter into repurchase agreements and
lend its portfolio securities.
(d)	Each Fund may not invest in securities or other
assets that the Board of Directors determines to be
illiquid if more than 15% of the Fund(s)'s net assets would be invested in such securities.
(e) Each Fund may not (i) purchase or sell commodities or commodities contracts (including financial futures and related options), (ii) invest in oil, gas, or mineral exploration or development programs or leases, or (iii) purchase securities on margin, except for such short-term credit as may be necessary for the clearance of transactions and except for borrowings in amounts not
exceeding    33 1/3%     of net assets.
(f) Each Fund may not purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that each Fund may purchase or sell securities issued by entities in the real estate industry or instruments backed by real estate such as, but not
limited to, Real Estate Investment Trusts (R.E.I.T's).
(g)	Each Fund may not act as an underwriter of securities
issued by others, except to the extent it may be deemed to
be an underwriter in connection with the disposition of
Fund securities of each Fund.
(h)	The investment in warrants, valued at the lower of
cost or market, may not exceed 5.0% of the value of each Fund's net assets. Included within that amount, but not to exceed 2.0% of the value of each Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by each Fund in units or attached to securities may be deemed to be without value.
   (i) Each Fund shall not invest in other open ended management investment companies.

The foregoing restrictions may not be changed for any Fund
without the approval of a majority of that Fund's
outstanding voting securities.  As used in this Statement
of Additional Information, a majority of the Fund(s)'
outstanding voting securities means the lesser of (a) more
than 50% of its outstanding voting securities, or (b)  67%
or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy. The Fund(s)' investment objectives, as well as those policies and restrictions which are not fundamental, may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of the Board of Director's business judgment, modification is determined to be necessary or appropriate to carry out the Fund(s)' objectives. However, the Fund(s) will not change its investment policies or restrictions without written notice to shareholders.
In order to permit the sale of the Fund(s)' shares in certain states, the Fund(s) may make commitments with respect to the Fund(s) which are more restrictive than the investment policies listed above and in the Prospectus.
Should the Fund(s) determine that any commitment made to permit the sale of the Fund(s)' shares in any state is no longer in the best interests of the Fund(s), it will revoke the commitment by terminating sales of the Fund(s)' shares in the state involved.

Further Information on the Nature of the Fund(s)'
Investments:
General Characteristics of Convertible Securities.  The
Fund(s) may invest only in high grade convertible
securities, that is, bonds, notes, debentures, preferred
stocks and other securities which are convertible into
common stocks.  "High grade" securities are those rated
within the three highest ratings categories of Standard &
Poor's Corporation ("S&P") or Moody's Investors Service,
Inc. ("Moody's") or that are determined by the investment
advisor to be of equivalent quality.   Investments in
convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.
Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

General Characteristics of Foreign Securities.
Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Fund(s) may be subject to greater price fluctuation than securities of U.S.
companies.
Most foreign stock markets are not as large or liquid as in the United States. Furthermore, the fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.

Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund(s) are uninvested and no return is earned thereon. The inability of the Fund(s) to make intended security purchases due to settlement problems could cause the Fund(s) to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund(s) due to subsequent declines in value of the portfolio security or, if the Fund(s) have entered into a contract to sell the security, could result in a possible liability to the purchaser.
Payment for securities without delivery may be required in certain foreign markets. Further, the Fund(s) may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Fund(s)' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S.
economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investments in foreign securities will usually involve currencies of foreign countries and because the Fund(s) may hold foreign currencies, the value of the assets of the Fund(s) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund(s) may incur costs in connection with conversions between various currencies. Although the Fund(s) values its assets daily in terms of U.S. dollars, the Fund(s) do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund(s) at one rate, while offering a lesser rate of exchange should the Fund(s) desire to resell that currency to the dealer. The Fund(s) will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

General Characteristics of Securities Lending.
In compliance with Securities and Exchange Commission guidelines, any loans by the Fund(s) of securities in its portfolio would be required to be secured with collateral
(consisting of any combination of U.S. currency, securities issued or guaranteed by the United States Government or any agency thereof, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P or Moody's or which are determined by the investment advisor to be of equivalent quality).

The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities and the Fund(s) must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that the Fund(s) will receive all dividends, interest or other distributions on loaned securities and the Fund(s) must be able to vote loaned securities whenever the right to vote is material to the Fund(s)'s performance.

Investment in Unseasoned Issuers.

The Fund(s) may invest in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

DIRECTORS AND OFFICERS
The Directors and Officers of the Fund(s), their positions held with the Fund(s) and their principal occupations during the past five years are set forth below.
Mark A. Coffelt, C.F.A.
4201 Long Champ Drive
Austin, Texas 78746

Chairman and President of the Texas Capital Value Funds,
Inc. and (Interested) Director, Chief Investment Officer of the Value & Growth Portfolio and Growth & Income Portfolio.
Principal Occupations During Past Five Years
President of First Austin Capital Management, Inc. (1988-
Present)
Occidental College, B.A. economics
Wharton School, University of Pennsylvania, MBA
Chartered Financial Analyst of the Association of
Investment Management and Research.

Janis A. Claflin,
2508 Timberline
Austin, Texas 78746

Director

Principal Occupations During Past Five Years
President and owner of Claflin & Associates (1985-Present)
Chairperson of the Trustee Program Committee on the Board of Directors of the Fetzer Institute (1987-Present)
Licensed Marriage and Family Therapist
George Peabody College for Teachers, B.A. in English
Yale Divinity School in Religion, M.A. in Religion.

Edward K. Clark, Attorney, CPA
   6905 Laurel Valley Dr.
Ft. Worth, TX  76132

Director

Principal Occupations During Past Five Years
   Member-Kelly, Hart & Hallman (1997- Present)
Partner-Clark & Clark of Austin, Texas (1995-1997)
Sole Practitioner (1994-1995)
Shareholder-Scofield & Clark, P.C. (1993-1994)
Of Counsel-Ford & Ferraro, L.L.P. (1991-1992)
General Counsel/Chief Financial Officer of Jefferson
Service Company, Inc. (1990-1991)
Partner, McGinnis, Lockridge & Kilgore L.L.P. (1982-1990)
Board Certified in Tax Law by the Texas Board of Legal
Specialization
Certified Public Accountant
University of Texas, B.B.A. and M.P.A. (Master in
Professional Accounting) University of Houston College of
Law, J.D.

John Henry McDonald, CFP
4411 Spicewood, #603
Austin, TX 78759

Director

Principal Occupations During Past Five Years
President and founder of Austin Asset Management( 1990-
Present)
CFP from the College for Financial Planning
Member of the CFP Board of Standards
President of the Austin Society of Institute of Certified
Financial Planners.

   Brian T Bares
3308-A Enfield Rd.
Austin, TX 78703

Secretary, Texas Capital Value Funds, Inc. (1997-Present)
Principal Occupations During Past Five Years
Compliance Officer of First Austin Capital Management, Inc.
(1997-Present)
Vice-President & Co-Founder of Convenience Design Inc.
(1995-1997)
Project Manager (1995) and Director (1995-Present) of
Bellevue Optical
University of Nebraksa, B.S. in Mathematics

Note: "Director (Interested)" denotes a Director of the Company who is "interested person" of the Company, as defined in the Investment Company Act of 1940 (the "1940
Act"). The Directors of the Fund who are officers or employees of the investment advisors or the Distributor receive no remuneration from the Fund(s). Each of the other Directors is paid an annual retainer of $3,000 and is reimbursed for expenses of attending meetings.

BOARD OF DIRECTORS COMPENSATION TABLE


COMPENSATION TABLE
NAME &		AGGREGATE	PENSION		ESTIMATED
	TOTAL
POSITION		COMPENSATION	BENEFITS	RETIREMENT
	COMP
						BENEFITS

Mark A. Coffelt		$0	$0		$0		$0
President &
Chief Investment
Officer

Edward D. Clark		$3,000*	$0		$0
	$3,000
Director

John Henry McDonald	$3,000*	$0		$0
	$3,000
Director

Janis Claflin		$3,000*	$0		$0
	$3,000
Director

Such compensation is paid by the Adviser as part of the administrative expense to the Fund.

PRINCIPAL HOLDERS OF SECURITIES

As of the end of the fiscal year, officers and directors of
the Texas Capital Value Funds, Inc., owned    2.9%     of
all outstanding securities.  To the knowledge of the Fund's
management, as of September 30,    1997    , the persons
owning beneficially more than 5% of the outstanding shares
of the Fund were as follows:
   Charles Schwab & Co.    				 48.712%


INVESTMENT ADVISOR

First Austin Capital Management is controlled by Mark A.
Coffelt who owns    100%     of the outstanding shares of
First Austin Capital Management.  Mark A. Coffelt is the
President of Texas Capital Value Funds, Inc., Chief
Investment Officer of the Value & Growth Portfolio and the
Growth & Income Portfolio, as well as President and Chief
Investment Officer of First Austin Capital Management, Inc.
            B. David Flora is a co-Portfolio Manager and Institutional Marketing Director of the Texas Capital Value
Funds and an Investment Advisor for First Austin Capital
Management. Eric Barden is a co-Portfolio Manager and Institutional Marketing Director of the Texas Capital Value
Funds and an Investment Advisor for First Austin Capital
Management.  Brian T. Bares serves as Secretary of Texas
Capital Value Funds, Inc., as well as Compliance Officer for First Austin Capital Management.
The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.

The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

Under the investment advisory agreement, if the aggregate expenses of the Fund (including the fees to the Advisor but excluding taxes, interest, brokerage fees and commissions, distribution fee and extraordinary expenses) exceed the limitations imposed by state securities administrators, the Advisor, at its option, may reduce its fee by the amount of such excess.

In addition, the Advisor is acting as the administrator to the Fund. For these services, the Advisor receives a fee, computed according to the following:
   -for Administrative Services a fee equal to the sum of
(i) seven-tenths percent (0.70%) of the amount of assets in the Fund between one dollar ($1.00) and five million dollars ($5,000,000), inclusive, plus (ii) five-tenths percent (0.50%) of the amount of assets in the Fund between five million and one dollars ($5,000,001.00) and thirty million dollars ($30,000,000), inclusive, plus (c) twenty-eight hundredths percent (0.28%) of the amount of assets in the Fund between thirty million and one dollars
($30,000,001) and one hundred million dollars
($100,000,000), inclusive, plus (d) twenty-five hundredths percent (0.25%) of the amount of assets in the Fund between one hundred million and one dollars ($100,000,001) and two hundred million dollars ($200,000,000), inclusive, plus (e) twenty hundredths percent (0.20%) of the amount of assets in the Fund in excess of two hundred and one million dollars ($200,000,001), inclusive (all assets in the Fund for the purposes of this Paragraph to be rounded to the nearest dollar prior to the computation of any fee owed).

Such fees shall be accrued daily and be payable monthly in arrears on the first day of each calendar month. This fee was reduced from .90% effective August 28, 1996.
For the year ended September 30, 1997 First Austin was paid a management fee of $59,431, and $35,970 for administrative expenses.

PORTFOLIO TURNOVER

While it is difficult to predict, the Advisor expects that the annual portfolio turnover rate of the Fund(s) will not exceed 150%. A greater rate may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund(s) and may result in the realization of net capital gains which would be taxable to shareholders when distributed.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund(s) and negotiation of its brokerage commission rates are made by the investment advisor. Transactions on United States stock exchanges involve the payment by the Fund(s) of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund(s) usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund(s) may make purchases of underwritten issues at prices which include underwriting fees.
In selecting a broker to execute each particular transaction, the investment advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order;
the value of the expected contribution of the broker to the investment performance of the Fund(s) on a continuing basis as well as the expected contribution of the broker in selling shares of the Fund(s). Accordingly, the cost of the brokerage commissions to the Fund(s) in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the investment advisor will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund(s) or the investment advisor's other clients.

Such research and investment services include statistical and economic data and research reports on particular companies and industries as well as research software.
Subject to such policies and procedures as the Directors may determine, the investment advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund(s) to pay a broker that provides research services to the investment advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the investment advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker viewed in terms of either that particular transaction or the investment advisor's ongoing responsibilities with respect to the Fund(s).

Research and investment information is provided by these and other brokers at no cost to the investment advisor and is available for the benefit of other accounts advised by the investment advisor and its affiliates, and not all of the information will be used in connection with the Fund(s). While this information may be useful in varying degrees and may tend to reduce the investment advisor's expenses, it is not possible to estimate its value and, in the opinion of the investment advisor, it does not reduce the investment advisor's expenses in a determinable amount.
The extent to which the investment advisor makes use of statistical, research and other services furnished by brokers is considered by the investment advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The investment advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders.

For the period from inception to the end of the fiscal year
   (9/30/97), the Fund paid Choice Investments, the distributor of the Fund, $4,140 in brokerage commissions for securities bought and sold by the Fund. These commissions comprise 4.46% of the aggregate brokerage commissions paid by the Fund over this period. These commissions purchased 5.25% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund.

DISTRIBUTION OF THE FUND(S)

The Company has entered into a distribution agreement with
Choice Investments, Inc., to act as the principal
underwriter of the shares of the Fund(s).  The Distributor
agrees to use its best efforts to promote, offer for sale
and sell the shares of the Fund(s) to the public on a
continuous basis whenever and wherever it is legally
authorized to do so.     For the period from inception to
the end of the fiscal year (9/30/97), the distributor was paid $24,173.08. Of this, $3,007.48 was retained as a distributor commission.

The Fund has adopted a Distribution Plan pursuant to Rule
12b-1 under the 1940 Act under which the Company contracts
with registered broker-dealers and their agents to
distribute shares of the Fund.  For the period ending
September 30, 1997, the amount paid to the Distributor was
   $14,858    .     David Flora, Eric Barden and Brian T
Bares, the Secretary of the Company, all acting as registered representatives of Choice Investments, received a portion of the distribution fee as result of their distribution of shares of the Fund.



Net Discounts	Repurchase	Brokerage	Other
Underwriter	and comm.	Compensation	Commission	Comp.

Choice Invmts	$5175		N/A		$4140		N/A

PERFORMANCE INFORMATION
   Value & Growth Portfolio Returns
	Total Return*	Annual Return*
Inception to 9-30-97	83.7%	37.7
*Returns assume the reinvestment of all distributions.
Including the cost of the maximum sales charge of 4.5%, the total return would have been 75.4% and annual return would have been 34.4%. Inception was 11-06-95.

From time to time, quotations of the Fund(s)'s performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

Average Annual Total Return

Average annual total return is the average annual compound
rate of return for periods of one year, five years and ten
years, all ending on the last day of a recent calendar
quarter.  Average annual total return quotations reflect
changes in the price of the Fund(s)'s shares and assume
that all dividends and capital gains distributions during
the respective periods were reinvested in Fund shares.
Average annual total return is calculated by computing the
average annual compound rates of return of a hypothetical
investment over such periods, according to the following
formula (average annual total return is then expressed as a
percentage):
P(1 + T)n = ERV
T	=	average annual total return

P	=	a hypothetical initial investment of $1,000

n	=     	number of years

ERV	=	ending redeemable value: ERV is the value, at
the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


Performance, assuming the maximum sales load of 4.5% is computed as follows:

   $1,000(1+.344)^1.9 = $1,753.71

Where $1,000 is the initial amount invested, .344 is the average annual total return since inception, after deducting a front-end sales charge of 4.5%, and 1.9 is the number of years for which the return is calculated.
$1,753.71 is the Period Ending Redeemable Value at the end of the fiscal year. The fund was effective on November 6, 1995, and the period for which the return has been calculated ended on September 30, 1997.

It should be noted that average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund(s) will vary based on changes in market conditions and the level of the Fund(s)'s expenses.
In connection with communicating its average annual total return to current or prospective shareholders, the Fund(s) may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund(s) with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund(s) may compare its performance to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index,
Standard & Poor's 500 Composite Stock Price Index (S&P
500), the NASDAQ OTC Composite Index, the NASDAQ
Industrials Index, and the Russell 2000 Index.

From time to time, in advertising, marketing and other Fund literature, the performance of the Fund(s) may be compared to the performance of broad groups of mutual funds with similar goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical
Services, Inc., CDA Investment Technologies, Inc.,
Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund(s) will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of the Fund(s)'s risk. From time to time, the average price-earnings ratio and other attributes of the Fund(s)'s or the model portfolio's securities may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits.
Estimates may be used of demographic and economic data.
Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund(s). The description may include a "risk/return spectrum" which compares the Fund(s) to broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns.
Money Market funds are designed to maintain a constant
$1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund(s) to bank products, such as certificates of deposit.
Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return. Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

TAX STATUS

The Fund(s) intends to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund(s) generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived from its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely: (i) stock or securities; (ii) options, futures, or forward contracts (other than those on foreign currencies); or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) that are not directly related to the Fund(s)'s principal business of investing in stock or securities (or options and futures with respect to stock or securities) (the "30%
Limitation"); and diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund(s)'s assets is represented by cash, U.S.
Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund(s)'s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).
As a regulated investment company, the Fund(s) generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least
90% of the Fund(s)'s investment company taxable income
(which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund(s) intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund(s) level. To avoid the tax, the Fund(s) must distribute during each calendar year an amount equal to the sum of (1) at least
98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.
To avoid application of the excise tax, the Fund(s) intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund(s) in October, November or December of that year with a record date in such a month, and paid by the Fund(s) during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared rather than the calendar year in which the distributions are received.

Currency Fluctuations-"Section 988" Gains or Losses

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund(s) accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund(s) actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section
988" gains or losses, increase or decrease the amount of the Fund(s)'s investment company taxable income available to be distributed to its shareholders as ordinary income.
If section 988 losses exceed other investment company taxable income during a taxable year, the Fund(s) would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.
Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund(s) to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund(s), may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund(s) as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund(s)'s shares, and are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.
If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund(s), such distribution generally will be taxable even though it represents a return of invested capital.
Investors should be careful to consider the tax implications of buying shares of the Fund(s) just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution.
Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.
Upon a redemption, sale or exchange of a shareholder's shares of the Fund(s), such shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the day the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Any loss realized by a shareholder on the disposition of the Fund(s)'s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.
The Fund(s) will be required to report to the Internal
Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the Fund(s)' shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of Fund shares will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund(s) with the shareholder's correct taxpayer identification number or social security number and to certify the same as correct, (2) the IRS notifies the shareholder or the Fund(s) that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.
Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund(s) or shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

NET ASSET VALUE

The Fund(s)' net asset value per share will be calculated separately from the per share net asset value of any other fund of the Company. "Assets belonging to" a fund consist of the consideration received upon the issuance of shares of the particular fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular series. Each fund of the Company will be charged with the direct liabilities of that fund and with a share of the general liabilities of the Company's funds. Subject to the provisions of the Articles of Incorporation and the Bylaws of the Company, determinations by the Directors as to the direct and allocable expenses and the allocable portion of any general assets with respect to a particular fund are conclusive.

CAPITAL STRUCTURE

The Company is an open-end management investment company organized as a Maryland corporation on June 26, 1995. The
Company's Articles of Incorporation authorize the Board of Directors to issue shares of common stock, par value $.0001 per share. Twenty-Five million shares of the Company's authorized common stock have been initially allocated to each Fund. Each share of the Fund(s) has equal voting, dividend, distribution and liquidation rights.
Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.
Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or the Maryland General Corporation Law.

Rule l8f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund of the Company affected by the matter.
A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of such fund. Under Rule l8f-2, the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting without regard to particular funds.

Notwithstanding any provision of the Maryland General
Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Company outstanding
(or of a class or series of the Company, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Articles of Incorporation provide that, to the extent consistent with the General Corporation Law of Maryland and other applicable law, the Bylaws of the Company may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Company outstanding (or of a class or series).

HOW TO REDEEM SHARES

The right of redemption may be suspended by the Fund(s), or
the date of payment postponed by the Fund(s), beyond the
normal seven-day period, under the following conditions
authorized by the 1940 Act:  (1) for any period (a) during
which the New York Stock Exchange is closed, other than
customary weekend or holiday closings, or (b) during which
trading on the New York Stock Exchange is restricted;  (2)
for any period during which an emergency exists as a result of which (a) disposal by the Fund(s) of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund(s) to determine the fair value of its net assets; and (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund(s)' shareholders.

The value of shares of the Fund(s) on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund(s)' assets at the time.
Shareholders should note that if a loss has been realized on the sale of shares of the Fund(s), the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund(s) to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund(s). However, the Fund(s) has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund(s)'s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

RATINGS OF INVESTMENT SECURITIES

A rating of a rating service represents the service's
opinion  as to the credit quality of the security being
rated.  However, the ratings are general and are not
absolute standards of quality or guarantees as to the
creditworthiness of an issuer.  Consequently, the Fund(s)'
investment advisor believes that the quality of debt
securities in which the Fund(s) invests should be
continuously reviewed.  A rating is not a recommendation to
purchase, sell or hold a security, because it does not take
into account market value or suitability for a particular
investor.  When a security has received a rating from more
than one service, each rating should be evaluated
independently.  Ratings are based on current information
furnished by the issuer or obtained by the ratings services
from other sources which they consider reliable.  Ratings
may be changed, suspended or withdrawn as a result of
changes in or unavailability of such information, or for
other reasons.
The following is a description of the characteristics of
ratings used by Moody's Investors Service, Inc. and
Standard & Poor's Corporation.
Moody's Investors Service, Inc. Ratings
Aaa:  Bonds rated Aaa are judged to be the best quality.
They carry the smallest degree of investment risk and are
generally referred to as "gilt-edge".   Interest payments
are protected by a large or by an exceptionally stable
margin and principal is secure.  Although the various
protective elements are likely to change, such changes as
can be visualized are most unlikely to  impair the
Fund(s)amentally strong position of such bonds.
Aa:  Bonds rated Aa are judged to be high quality by all
standards.   Together with the Aaa group they comprise what
are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.
A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be uncharacteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.
B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.
Standard & Poor's Corporation Rating

AAA: Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.
A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.
BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Fund Facts


Your Charity Input. Every year the Advisor to the Fund donates up to 10% of the management fee profits to various charities. If you have more than $15,000 in the Fund, please send us a letter (Texas Capital Value Funds, Inc., 1600 W. 38th Street, Suite 412, Austin, TX 78731) with the following information prior to December 25:

	Charity Name		 Your Name		Charity
Address	 Your Address
	Charity Phone #			 Your Account #   Your
Account Balance

Remember, the group must be a valid charity under the IRS rules, Section 501 ( c )(3).

4 For 1996, shareholders designated the following charities:

For the Love of Christi
Boy Scouts of America
Alzheimer's Association of Austin
Texas Baptist Children's Home
Children's Hospital of Austin
   at Brackenridge


St. Vincent De Paul Society
Austin Community Foundation
Westbank Library
Valley View Elementary
Austin Smiles

 4 How to Pay No Sales Charges? Transfer assets from another mutual fund. Transfers are always at NAV, meaning you never pay a sales charge for a transfer from another mutual fund.

4 Who is one of the largest individual shareholders? Your manager, Mark Coffelt.

4 Need a prospectus and other information for a friend?
Call 1-888-839-7424.

4 Have questions about your account?  Call the Transfer
Agent at 1-800-628-4077.

4 Have a question for your portfolio manager?
 Call (512) 458-8165, or (800) 880-0324.  Ask for Mark or
Eric.

4 Daily NAV.  Call (512) 302-6099.

Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio for the period ending September 30th, 1997 was $17.66, resulting in the following performance:

Period	         The Fund 	Russell 2000	S&P
500
Last Quarter	   20.5%	    14.5%	       7.5%
Last 6 Months	  43.3%	    32.5%	       26.2%
Year-to-date	   46.4%    	25.2%       	29.6%
Last 12 Months	 64.9%	    31.0%	       40.4%

Since Inception
(annualized)   	37.7%	    23.7%	       27.7%


For the 12 months ended October 2nd, Lipper Analytical ranks your fund as the 4th best performing Growth Fund out of a total of 775 funds, and the 16th highest performing fund out of all funds monitored by Lipper. We're pleased with our progress so far. We hope you are too. As always, please keep in mind that past performance may not be indicative of future results.

Commentary
The following is an interview between Mark Coffelt and Jerry
Breitner, host of The Mutual Fund Report of WGBB, a New
York
radio station. We thought Jerry asked particularly good questions and we think you will find the interview illuminating.
1. Why don't we start by your explaining the investment philosophy of the Texas Capital Value and Growth Fund?

Well, we're looking for growth stocks at value prices, with the emphasis on value. In essence, we are trying to get the best of both the growth and value worlds.

In the growth world, investors typically look for quality companies that are growing rapidly. The mistake growth investors make is that they pay too much for growing earnings.

At the other end of the spectrum are the value investors.
Value investors focus on price. They want to buy a cheap company, and by cheap, I mean companies that are selling for low prices to earnings, low prices to cashflow, and low prices to bookvalue. The mistake typically made by the Value Investor is that some companies deserve to be cheap, because they are in poor businesses or are not very well managed.

What we try to do at the Texas Capital Value & Growth Fund is take the best of both growth and value, and minimize the mistakes of each. We want quality, growing, companies selling at value prices. That's not GARP, or Growth At a Reasonable Price, but growth companies at value prices.

Our bias to value is for one very simple reason--Every piece of academic research we can find gives the nod to value investing. Over time, value investing has produced superior results. Since value investing is difficult to do, my guess is that it will continue to produce superior results.

2. You use a highly structured, quantitative approach to stock selection within your fund. Can you discuss this process now as well as the advantages to this strategy?

There are lots of ways to invest. In the decision making process, most investors and most funds use a combination of brokerage ideas, intuition, quantitative screens, company visits, expensive research, and so forth.

How well has all this research served them? If you look at the statistics, not well at all. Vanguard's S&P 500 Index fund has beaten most managers over the last decade, managers with the best research money can buy.

So we believe that to be successful, you have to be removed from the Wall Street herd. You have to have a well thought out strategy, and most importantly, that strategy has to be executed with rigorous discipline, which is exactly what the quantitative strategy provides.

There's a professor at the University of Minnesota, by the name of Paul Meehl. Professor Meehl has spent a lifetime showing that in any complex decision, be it reading radiology charts, making a diagnosis of mental disorders, or the college admissions process, if the decision maker will predetermine what's important and then follow his own criteria rigorously, about 98% of the time the outcome will be better than just using judgment.

Now, why is it necessary to predetermine what's important, and then follow it rigorously?

What Meehl's research shows is that decision makers are good at determining what is important, but not so good at following through. You see that in investing. If you ask most fund managers what it takes to beat the market, I believe they would tell you to invest in stocks with low prices to earnings (P/E's) and other value characteristics.
There's no mystery about this.  But how do they invest?
They have portfolios full of glamour stocks, or "feel-good" stocks.

The Glamour stocks are the ones every one wants to own-and you guessed it, where demand is high, so too are prices.

What our quantitative strategy does is allow us to tune in to those companies having robust value characteristics, without getting pulled off course by all the noise of Wall
Street.

3. Everyone knows about past performance not being an indicator of future results. You have a somewhat different take on this. Please explain.

Well, first of all, the reason the phrase "past performance may not be indicative of future results," is used is that frequently it's true. Past performance may not be indicative of future performance for us. But let's step back for a moment and ask why past performance frequently doesn't repeat.

I think there are three reasons:

1. Reason one is that the manager who created the performance is no longer there. I'm always amused when I read about some fund with a long, hot track record and a manager who has only been there 6 months. So the first question an investor should ask is "Is the manager who created the record still there?"
2. Reason two is that the manager had no valid strategy, he was just lucky. In essence, he managed to flip ten heads in a row, and was crowned a master coin flipper. So, the second question an investor should ask is, "Is the strategy sound; is it based upon valid research such as low P/E's and other value characteristics?" The unfortunate experience of a number of investors in high growth funds, which blew up in the last year, would be an example of an invalid strategy that was lucky for a short period.
3. Reason three is that even good managers with valid strategies drift off course. This is sometimes called style drift. So the third question an investor should ask is "Is the manager doing what he said he was going to do?"-- because as a manager I can tell you that with all the variables in investing, it's easy to drift off course and not even know it. That's why the approach we take is so rigorously disciplined. We don't want to drift off course.

   Will our performance continue to be outstanding? Time will tell, but our focus on value strategies which we have extensively tested in the last few years, as have other researchers over the last fifty years, combined with a rigorous implementation of those strategies, I think, gives us a pretty good shot at continuing to perform well.

4. You focus on Small Cap-Value Stocks with low P/E ratio's, low P/CF and low P/BV. Is it difficult finding stocks that meet your criteria and can this strategy help reduce risk?

No, we are finding plenty of stocks that meet our criteria, but that's primarily because we are looking in the small cap area. Personally, I would not want any of my money invested today in the S&P Index, for the simple reason that the S&P
500 is at least fully priced, if not over priced.
Additionally, I think large companies are going to have difficulty producing earnings gains. Many of the larger companies have produced such gains through cost cutting. I am doubtful that monetary gains through cost cutting going forward will continue to add to large company earnings.
There is a limit to how much earnings gains can be the result of cost cutting. Finally, big companies like Coke and IBM and so forth have huge foreign operations. When the dollar goes up, those operations produce less dollar earnings. So, it's becoming harder for big companies to produce positive earnings gains.

Smaller companies, on the other hand, don't have exposure to foreign sales, and haven't produced earnings gains through cost cutting. Smaller companies have real sales growth.

But I think most significantly, small companies are much cheaper. So, your question, "Will smaller companies help reduce risk?" I would answer with "It sure looks that way to us." And small companies may well have the greatest return potential going forward.

5. The expenses of your fund are high relative to your peers. Can you comment on this.

Our expenses are higher, but that is really a function of our size. As the assets of the fund grow, our expenses will decline. We have actually targeted our expense levels to be average across various fund sizes. So, relative to other smaller funds, we are quite comparable. However, there is a flip side. As a small fund we are able to buy into a lot of small companies that large funds can only dream about. The evidence, so far, I believe is that our higher expenses have been more than offset by our flexibility.

6. How can your fund be used as a tool to help diversification?

My guess is that for most investors, the most under-represented area in their portfolios are small value funds, simply because that area of the market has done so poorly in the last few years. Ironically though, small-cap value stocks, over the long run, have been where the highest returns have been. We don't buy what other funds buy and, as such, would probably be a good diversification choice for a part of most investors' portfolios. As for myself, this is the only place my money goes.

7.  Finally, small cap stocks, after badly lagging Large
Caps over the previous 2 years have recently been doing
much better.   --Looking into your crystal ball, how do you
see this playing out in the future?

I don't know how small caps will do in the next few years, but given the number of low valuations we are finding relative to large stocks, I think small value has a long way to go. So, you could say, I'm really bullish on small stocks going forward and more specifically, on our strategy.

Respectfully submitted,
Mark A. Coffelt, CFA


								   S T O C
K
P R I C E S   R E L A T I V E  TO
                                 Earnings         Cash flow
Book value
Value & Growth Portfolio	        18.1x
10.2x	           2.5x
Avg Small Value Fund	            21.6x	           13.8x
3.0x
Avg Small Growth Fund	           34.0x	           25.4x
	5.9x
S&P 500 Index	                   25.8x
16.6x	           5.9x

All Ratios from Morningstar Mutual Funds October, 1997.



This chart compares a hypothetical investment of $10,000 between the Value & Growth Portfolio and two indices considered representative of the market. The maximum 4.5% sales charge is applied to the Fund as are management fees and transaction costs. Neither index has any costs associated with it, nor is it possible to invest in the indices as shown. The S&P 500 Index represents primarily large capitalization companies, while the Russell 2000 represents primarily smaller companies. The Advisor believes the Fund profile is currently closer to the Russell
2000 than the S&P 500. The performance shown represents past performance and is not a guarantee of future results.
The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.



Short-Term    0.4%  Principal   Issues
Market       As % of
Investments     Amount/Shares
Value        Net Assets
                     $128,607	  Bank of Boston
                                Repurchase Agreement

$128,607		     0.4
		           (5.00% due 2/15/99 & 5.50% due
12/31/00
              Collateralized by U.S. Treasury Notes)


Common Stocks 99.5%

Agriculture	           18,800	  Universal Corp.
681,500	      2.5

Automobile Parts	       2,200	  Borg-Warner
125,125	      0.5
	                      55,000	  Standard Products
1,447,187		   5.2
	                      13,500	  Superior Industries
373,781       1.3

1,946,093		   7.0

Building Materials	    39,900	  LaFarge Corp.
1,286,775		   4.6
	                      29,900	  Medusa Corp.
1,423,988		   5.1

2,710,763	   	9.7

Computer Products	     12,900	  Sequent Computer*
320,081       1.2
                      	19,000	  Storage Technology*
914,375	      3.3
	                       3,800	  Stratus Computer*
183,825	     	0.7
	                      27,300	  Western Digital*
1,095,413		   3.9

	2,513,694   		9.1

Diversified	           50,100	  Katy Industries
	901,800	      3.2
	                       3,300	  Raychem Corp.
278,850     		1.0

1,180,650		   4.2

                                  8

Electronics	           16,800  	Dynatech Corp.*
688,800	      2.5

Financial Services    	23,000	  Countrywide Credit
838,063	     	3.0
	                       8,500  	Green Tree
399,500     		1.4

1,237,563	   	4.4

Furniture             	33,500  	La-Z-Boy
	1,239,500	   	4.5

Homebuilding         	116,500	  Standard Pacific
Corp. 1,223,250	   	4.4

Insurance             	26,500  	Nac Re Corp.
	1,358,125	    4.9

Machinery             	39,000  	Gleason Corp.
1,072,500     3.9

Maritime              	53,100  	Sea Containers
	1,506,712	    5.4

Metal Fabricating	     51,400  	Oregon Metallurg.*
1,288,212   		4.7

Oilfield Services	      2,500	  Tidewater Inc.
	148,125	      0.5

Precision Instrument	   2,000	  Coherent Inc.*
110,750	      0.4

Recreation             13,700	  Callaway Golf
477,788	      1.7

Restaurant            	15,300  	Bob Evans Farms
290,700	      1.0
	                      68,600  	Brinker
International*	1,217,650	    4.4
	                      21,800	  Outback Steakhouse*
602,225       2.2

	 2,110,575		   7.6

Retail 	                9,900	  Dress Barn*
237,600		     0.9
                      	34,500	  Ross Stores
1,177,312		   4.2

1,414,912		   5.1

Security Brokerage	    32,200	  Advest Group
847,263	     	3.0
	                      28,000	  Lehman Bros.
1,492,750	   	5.4

	2,340,013	   	8.4

Thrift	                58,200	  Dime Savings NY
1,218,563	    4.4

Trucking              	48,700	  Werner Enterprises
1,180,975	    4.2

		                               Total Common
Stocks	  27,649,063	  	99.5

(Cost $25,210,946)

		                          Total Investment
Portfolio	27,777,670	   99.9

		Other Assets
		    Less Liabilities
	21,590	      	0.1
		Net Assets - 100%
$27,799,260		100.0

*Non-Income Producing Security

At September 30, 1997, the net unrealized appreciation
based
on the cost of investments for income tax purposes of
$25,210,946
was as follows:

Gross unrealized appreciation
	$2,493,009
Gross unrealized depreciation
(54,892)
Net unrealized appreciation
$2,438,117

ASSETS
     Investments at Market Value,
     (Identified Cost $25,210,946) (Note 1-A)
$27,649,063
     Cash & Equivalents
128,607
     Dividends  and Interest Receivable
9,862
     Receivable for Securities Sold
45,386
     Receivable for Shares Sold
627,450
           Total Assets
28,460,368
LIABILITIES
     Administration Fee (Note 2)
11,086
     Management Fee (Note 2)
18,624
     12B-1 Fees
7,287
     Payable for Securities Purchased
623,783
     Other Liabilities
328
           Total Liabilities
661,108
NET ASSETS
$27,799,260
    (Applicable to 1,574,023 shares outstanding,
     $.001 par value, 25 million shares authorized)
NET ASSET VALUE AND REPURCHASE PRICE PER SHARE
$17.66

MAXIMUM OFFERING PRICE PER SHARE
$18.49
   (100/95.5 of net asset value)

NET ASSETS
At September 30, 1997, net assets consisted of:
     Paid-in Capital
$24,491,946
     Accumulated Net Realized Gain on Investments
869,197
     Net Unrealized Appreciation on Investments
2,438,117

$27,799,260

INVESTMENT INCOME
          Dividends
$49,290
          Interest
	9,367

          TOTAL INVESTMENT INCOME
58,657

EXPENSES
          Administrative Fee (Note 2)
35,970
          Management Fee (Note 2)
	59,431
          12B-1 Fees (Note 2)
14,858

          TOTAL EXPENSES
110,259

NET INVESTMENT LOSS
(51,602)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
         Net Realized Gain from Security Transactions
959,264
         Increase in Unrealized Appreciation of Investments
2,318,009

         NET GAIN ON INVESTMENTS
3,277,273

NET INCREASE IN NET ASSETS FROM OPERATIONS
$3,225,671

                                        Year ended
Nov. 6, 1995*
INCREASE (DECREASE) IN NET ASSETS FROM:	Sept. 30, 1997
	to     Sept. 30, 1996
OPERATIONS
     Net Investment Loss	               $(51,602)
$(3,890)
     Net Realized Gain on Investments 		959,264
28,969
     Increase in Unrealized
     Appreciation on Investments	       2,318,009
120,108
INCREASE IN NET ASSETS FROM OPERATIONS	 3,225,671
145,187

DISTRIBUTIONS TO SHAREHOLDERS
     Net Realized Gains		               (63,343)
(202)

CAPITAL SHARE TRANSACTONS: (a)
     Shares Sold		                      23,834,857
	           1,143,762
     Shares Redeemed		                  (510,028)
	            (136,568)
     Distributions Reinvested		         59,722
202
INCREASE FROM CAPITAL SHARE TRANSACTIONS23,384,551
1,007,396

TOTAL INCREASE IN NET ASSETS		          26,546,879
1,152,381

NET ASSETS
     Beginning of Period		              1,252,381
	            100,000
     End of Period	                     $27,799,260
$1,252,381

(a) CAPITAL SHARE TRANSACTIONS
     Shares Sold		                      1,487,704
	            115,274
     Shares Redeemed		                  (31,203)
	(12,766)
     Distributions Reinvested		         4,994
20
TOTAL INCREASE IN SHARES		              1,461,495
102,528

                                                   Year
ended		Nov. 6, 1995*
                                             Sept. 30, 1997
to Sept. 30, 1996
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD
$11.13  $10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Loss
(.03) 		(.03)
    Net Realized and Unrealized Gain on Investments
7.03		  1.17
TOTAL FROM INVESTMENT OPERATIONS
7.00	  	1.14

LESS DISTRIBUTIONS
    Net Capital Gains
	(.47) 		(.01)


NET ASSET VALUE, END OF PERIOD  	                      $17.66
$11.13



TOTAL RETURN FOR FISCAL YEAR		                         64.9%

11.4%



RATIOS/SUPPLEMENTAL DATA

    Net Assets -- End of Period                ($000s)	$27,799
$1,252



RATIOS TO AVERAGE NET ASSETS

    Expenses		                                         1.83%
	 2.20%

    Net Investment Loss
(0.86)%	(0.51)%

 Portfolio Turnover Rate
103.3%		148.0%

 Average Commissions Per Share
$.06		$.08

* Commencement of Operations, all ratios for the period, except total return, have been annualized

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.
Value & Growth Portfolio

We have audited the accompanying statement of assets and liabilities of the Value & Growth Portfolio (the "Fund"), a series of shares of the Texas Capital Value Funds, Inc., including the portfolio of investments, as of September 30, 1997, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September
30, 1997, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value & Growth
Portfolio
of the Texas Capital Value Funds, Inc. as of September 30,
1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 10, 1997

SEPTEMBER 30, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

Texas Capital Value Funds, Inc. was incorporated on June
26,
1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth
Portfolio (the "Fund"), a series of the Texas Capital Value
Funds, Inc., began investment operations on November 6, 1995. The Fund's investment objective is capital appreciation, with income a secondary consideration. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ
National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.
Short-
term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

B. Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

C.  Securities Transactions, Investment Income and Other -
Securities transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis.
Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

D. Accounting Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.

2.  TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.

The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

In addition, the Advisor is acting as the administrator to the Fund. For these services, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million, .50% on the next
$25 million, .28% on the next $70 million, .25% on the next
$100 million, and .20% for over $200 million.

Transactions with the Distributor
Choice Investments, Inc., the Company's Distributor and clearing through Southwest Securities, was paid $4,140 in commissions for executing portfolio transactions.

Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule
12b-1 under the 1940 Act under which the Company contracts with registered broker-dealers and their agents to distribute shares of the Fund. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the period ending September 30, 1997, the amount paid to the Distributor was $14,858 plus sales charges.


3.	PURCHASES AND SALES OF SECURITIES
For the period ended September 30, 1997 the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $29,916,473 and $6,791,080 respectively.

Texas Capital Value Funds, Inc.

Form N-1A
Part C

Item 24.  Financial Statements and Exhibits.

(a)  Financial Statements Filed as part of this registration statement:

	Portfolio of Investments
	Statement of Assets & Liabilities
	Statement of Operations
Financial Highlights

(b)  Exhibits:

(1)  Agreement and Declaration of Trust - 1

(2)  By-Laws - 1

(3)  Voting Trust Agreement - Not Applicable

(4)  Specimen Share Certificate - Not Applicable

(5)  Form of Investment Advisory Agreement - Included

(6)  Form of Distribution and Sales Agreement - Included

(7)  Benefit Plan - Not Applicable

(8)  Form of Custodian Agreement - 2

(9)  Other material contracts; Transfer Agent Agreement and
     Accounting Services Agreement - 1

(10)  Consent and Opinion of Counsel as to legality of shares -
      Included

(11) Consent of Accountants - Included

(12) All Financial Statements omitted from Item 23 -- Not Applicable

(13) Letter of Understanding relating to initial capital - 1

(14) Model retirement Plan Documents - 2

(15) Form of Plan pursuant to Rule 12b-1 - Included

(16) Schedule for Computation of Performance Quotations:
    Performance, assuming the maximum sales load of 4.5% is computed as follows:



   $1,000(1+.344)^1.9 = $1,753.71

   Where $1,000 is the initial amount invested, .344 is the average annual total return since inception, after deducting a front-end sales charge of 4.5%, and 1.9 is the number of years for which the return is calculated. $1,753.71 is the Period Ending Redeemable Value at the end of the fiscal year. The fund was effective on November 6, 1995, and the period for which the return has been calculated ended on September 30, 1997.

(17) Financial Data Schedule Meeting the requirements of rule 483 under the Securities Act of 1933.

1. Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on August 22nd,
1995.

2. Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on August 1st, 1996.

3. Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on February 3rd,
1997.
Item 25.  Persons Controlled by or under Common Control with
Registrant.

	As of the date of this Amendment to the Registration
Statement, there are no persons controlled or under common control with the Registrant.

Item 26.  Number of Holders of Securities.

	Shares of Beneficial Interest, par value: $.0001

	Value & Growth Portfolio		1155 as of Sept 30

Item 27.  Indemnification

	The information on indemnification is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's
Registration Statement.

Item 28.  Business and Other Connections of Investment Adviser.

	With respect to Investment Advisors, the response to this item is incorporated by reference to their Form ADV's as amended:


	First Austin Capital Management, Inc.	File No. 801-31075

Item 29.  Principal Underwriters - N/A

Item 30. Location of Accounts and Records

	The information on the location of accounts and records is incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

Item 31.  Management Services:  Discussed in Part A and B

Item 32.  Undertakings

	The registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


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